                                                                    EXHIBIT 4(g)

SENDING TID                                  HSBCHKHHBHKH
DESTINATION                                  MRMDUS33
                                             HSBC BANK USA
                                             LETTER OF CREDIT NEW YORK
                                             LETTER OF CREDIT
                                             HSBC TOWER 452 FIFTH AVENUE
                                             NEW YORK, NY  10018  U S A
MESSAGE TYPE                                 700 ISSUE OF A DOCUMENTARY CREDIT
PRIORITY                                     Normal


---------------- ------------------------- -------------------------------------
FLD                        TEXT                          CONTENTS
---------------- ------------------------- -------------------------------------

27:              SEQ OF TOTAL              1/2
40A:             FORM OF DC:               IRREVOCABLE TRANSFERABLE
20:              DC NO:                    SDCHKH252020
31C:             DATE OF ISSUE:            030926
31D:             EXPIRY DATE AND PLACE:    080402 AT OUR COUNTER/HSBC BANK USA
50:              APPLICANT:                NORWEGIAN CRUISE LINE LTD
                                           REID HALL, 3 REID STREET;
                                           HAMILTON HM 11, BERMUDA
59:              BENEFICIARY:              CHASE MERCHANT SERVICES, L.L.C.
                                           265 BROAD HOLLOW ROAD
                                           MELVILLE, NY 11747 USA
032B:            DC AMT:                   USD80000000,00
39B:             MAX CR AMT:               NOT EXCEEDING
41D:             AVAILABLE WITH/BY:        DC ISSUING BANK / HSBC BANK USA
                                           BY PAYMENT

46A:             DOCUMENTS REQUIRED:
                 WE HEREBY ISSUE THIS IRREVOCABLE STANDBY LETTER OF CREDIT IN FAVOR OF CHASE MERCHANT SERVICES, L.L.C. AND ITS PERMITTED SUCCESSORS OR ASSIGNS (AS SET FORTH BELOW) FOR THE ACCOUNT OF NORWEGIAN CRUISE LINE LIMITED OF REID HALL, 3 REID STREET, HAMILTON HM11, BERMUDA, WHICH IS AVAILABLE UPON PRESENTATION OF BENEFICIARY'S DRAFT(S) AT SIGHT DRAWN ON THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, HONG KONG / HSBC BANK USA, NEW YORK BEARING THE CLAUSE: `DRAWN UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO. SDCHKH252020 OF THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, HONG KONG' UPTO AN AGGREGATE AMOUNT OF U.S. DOLLARS USD80,000,000.00. (USD EIGHTY MILLION) DRAFT(S) SUBMITTED MUST BE PRESENTED IN THE FORM OF EXHIBIT B HERETO PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY AND IN ACCORDANCE WITH EXHIBIT C.

                 + THIS IRREVOCABLE STANDBY LETTER OF CREDIT SETS FORTH IN FULL
                   THE TERMS OF OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, OR AMPLIFIED BY REFERENCE TO ANY FACTS NOW KNOWN TO THE UNDERSIGNED OR HEREAFTER MADE KNOWN TO THE UNDERSIGNED OR TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT IN WHICH THIS IRREVOCABLE STANDBY LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS IRREVOCABLE STANDBY LETTER OF CREDIT RELATES, AND NO SUCH REFERENCE SHALL BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

                            500-340062-000.02-2127-0

Certified true copy by
The Hongkong and Shanghai Banking Corporation Limited


[signature]
Lai Yee Yat Pui Yvonne
6603

+ OUR OBLIGATION UNDER THIS IRREVOCABLE STANDBY LETTER OF CREDIT SHALL BE
  ABSOLUTE AND SHALL NOT BE AFFECTED BY ANY CIRCUMSTANCE, CLAIM OR DEFENSE (REAL OR PERSONAL), SETOFF OR COUNTERCLAIM OF NORWEGIAN CRUISE LINE LIMITED OR ANY OTHER PERSON AS TO THE ENFORCEABILITY OF THE MERCHANT SERVICES BANKCARD AGREEMENT REFERENCED HEREIN, IT BEING UNDERSTOOD THAT OUR OBLIGATIONS SHALL BE THAT OF A PRIMARY OBLIGOR, AND NOT THAT OF A SURETY OR GUARANTOR.

                                    EXHIBIT A
                   TO THE IRREVOCABLE STANDBY LETTER OF CREDIT
                            INSTRUCTIONS TO TRANSFER

                                                                  , 20
                                            ---------------------      ----

RE:  IRREVOCABLE STANDBY LETTER OF CREDIT NO. SDCHKH252020

GENTLEMEN:

         THE UNDERSIGNED IS NAMED AS A BENEFICIARY IN THE IRREVOCABLE STANDBY LETTER OF CREDIT REFERRED TO ABOVE (THE "STANDBY LETTER OF CREDIT"). THE UNDERSIGNED NOW WISHES TO TRANSFER TO THE TRANSFEREE NAMED BELOW, ALL RIGHTS OF THE UNDERSIGNED TO DRAW UNDER THE STANDBY LETTER OF CREDIT.

                                                          ---------------------
                                                          NAME OF TRANSFEREE



                                                          ---------------------
                                                          ADDRESS


         THEREFORE, FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY IRREVOCABLY INSTRUCTS YOU TO TRANSFER TO SUCH TRANSFEREE ALL RIGHTS OF THE UNDERSIGNED TO DRAW UNDER THE STANDBY LETTER OF CREDIT. SUCH TRANSFEREE SHALL HEREAFTER HAVE RIGHTS AS A BENEFICIARY UNDER THE STANDBY LETTER OF CREDIT.

         ORIGINAL OF THE STANDBY LETTER OF CREDIT IS ENCLOSED HEREWITH.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED AND DELIVERED THIS CERTIFICATE AS OF THE __________ DAY OF ____________, 20 .

                                              CHASE MERCHANT SERVICES, L.L.C.



                                              BY:
                                                  ------------------------------
                                                           TITLE

         THE UNDERSIGNED, (NAME OF TRANSFEREE), HEREBY ACCEPTS THE FOREGOING TRANSFER OF RIGHTS UNDER THE STANDBY LETTER OF CREDIT.


                                              (NAME OF TRANSFEREE)

                                              BY:
                                                  ------------------------------
                                                           TITLE


                                                ADDRESS:
                                                (INSERT ADDRESS)

                            500-340062-000.02-2127-0

                                    EXHIBIT B
                   TO THE IRREVOCABLE STANDBY LETTER OF CREDIT
                             INSTRUCTION TO DRAWDOWN

DRAWN UNDER             , IRREVOCABLE STANDBY LETTER OF CREDIT NO. SDCHKH252020,
U.S. DOLLARS            (USD            ), IN ACCORDANCE WITH EXHIBIT C TO SUCH
IRREVOCABLE STANDBY LETTER OF CREDIT, FOR THE PURPOSE OF PAYING AND/OR ASSURING FUTURE PAYMENT OF CHARGEBACKS, CREDIT TRANSACTIONS AND ANY OTHER AMOUNTS DUE FROM NORWEGIAN CRUISE LINE LIMITED UNDER THE MERCHANT SERVICES BANKCARD AGREEMENT (INCLUDING ALL APPENDICES AND AMENDMENTS THERETO) DATED 2 APRIL 2003, BETWEEN CHASE MERCHANT SERVICES, L.L.C., JPMORGAN CHASE BANK ("BANK") AND NORWEGIAN CRUISE LINE LIMITED ("AGREEMENT") CURRENTLY AND/OR CONTINGENTLY, TO BENEFICIARY AND BANK, OR EITHER OF THEM. "CHARGEBACK" AND "CREDIT TRANSACTION" SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE AGREEMENT.

                                       AUTHORIZED SIGNATURE



                                       ------------------------------------
                                       (PRINT NAME)
                                       DATED:                      , 20
                                               --------------------    ----



CONFIRMATION INSTRUCTIONS  WITHOUT
BK TO BK INFO:                              +ATTN:  STEPHEN MCDERMOTT
                                            +A COPY OF EXHIBIT C WILL BE SENT
                                            TO YOU BY SEPARATE DHL TODAY.

-------------------------------------------------------------------------------

---------------------------------------         -------------------------------
           RELEASED BY                               AUTHORIZED SIGNATURE(S)
                                                     500-340062-000.02-2127-0

SENDING TID                                   HSBCHKHHBHKH
DESTINATION                                   MRMDUS33
                                              HSBC BANK USA
                                              LETTER OF CREDIT NEW YORK
                                              LETTER OF CREDIT
                                              HSBC TOWER 452 FIFTH AVENUE
                                              NEW YORK, NY  10018  U S A
MESSAGE TYPE                                  700 ISSUE OF A DOCUMENTARY CREDIT
PRIORITY                                      Normal


---------------- ------------------------------------------- -------------------
FLD              TEXT                                        CONTENTS
---------------- ------------------------------------------- -------------------

27:              SEQ OF TOTAL                                2/2
20:              DC NO:                                      SDCHKH252020

47B:             ADDITIONAL CONDITIONS:

                 + PARTIAL DRAWINGS ALLOWED, SUBJECT TO EXHIBIT C.

                 + PRO RATA DRAWINGS REQUIRED, AS DESCRIBED IN AND IN ACCORDANCE
                   WITH EXHIBIT C.

                 + THIS IRREVOCABLE STANDBY LETTER OF CREDIT IS TRANSFERABLE IN
                   ITS ENTIRETY (BUT NOT IN PART) TO JPMORGAN CHASE BANK, CHASE MERCHANT VENTURES, INC. OR FIRST DATA MERCHANT SERVICES CORPORATION ONLY, UNLESS BENEFICIARY OBTAINS THE PRIOR WRITTEN CONSENT OF THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED. A TRANSFER OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT TO A TRANSFEREE SHALL BE EFFECTED BY THE PRESENTATION TO US OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT ACCOMPANIED BY A CERTIFICATE DULY EXECUTED AND SUBSTANTIALLY IN THE FORM SET FORTH AS EXHIBIT A TO THIS IRREVOCABLE STANDBY LETTER OF CREDIT.

                 + DRAFTS MUST BE PRESENTED TO THE HONGKONG AND SHANGHAI BANKING
                   CORPORATION LIMITED, HONG KONG OFFICE, TRADE SERVICES DEPARTMENT AT 5/F HSBC BUILDING MONGKOK, 673 NATHAN ROAD, MONGKOK, KOWLOON, HONG KONG / HSBC BANK USA, HSBC TOWER 452 FIFTH AVENUE, NEW YORK NY 10018, USA ON OR BEFORE EXPIRY DATE 02 APRIL 2008 UNLESS THIS IRREVOCABLE STANDBY LETTER OF CREDIT PRIOR TO SUCH DATE HAS BEEN CANCELLED BY WRITTEN NOTICE TO THE BENEFICIARY. SUCH CANCELLATION CAN ONLY TAKE PLACE ON THE DATE FALLING THREE HUNDRED AND SIXTY FOUR (364) DAYS FROM THE DATE OF ISSUE OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT OR ON THE LAST DAY OF EACH SUBSEQUENT PERIOD OF THREE HUNDRED AND SIXTY FOUR (364) DAYS, WITH MINIMUM 60 DAYS PRIOR WRITTEN NOTICE SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY OVERNIGHT DELIVERY WITH A COURIER OF NATIONAL REPUTATION WHICH TRACKS RECEIPT, TO BENEFICIARY AT:
                   265 BROAD HOLLOW ROAD, MELVILLE, NEW YORK 11747, USA,
                   ATTENTION: VICE PRESIDENT - RISK MANAGEMENT, WITH A COPY TO:
                   GENERAL COUNSEL'S OFFICE AT 3975 N.W. 120TH AVENUE, CORAL SPRINGS, FLORIDA 33065, USA.

                 + IF DRAFT DRAWN ON HSBC BANK USA, NEW YORK, SEE EXHIBIT D
                   HERETO.

                 + WE HEREBY ENGAGE WITH YOU THAT DRAFTS DRAWN IN CONFORMITY
                   WITH THE TERMS OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT (INCLUDING ITS EXHIBITS) WILL BE DULY HONOURED ON PRESENTATION.

                 + PLEASE ADVISE US ALL DRAWINGS IMMEDIATELY BY
                   TELECOMMUNICATION,

                            500-340062-000.02-2127-0

                 SWIFT/CABLE CHARGES ARE FOR THE ACCOUNT OF BENEFICIARY.

                 + ALL BANKING CHARGES OUTSIDE HONG KONG ARE FOR A/C OF
                   BENEFICIARY

                 + THIS IRREVOCABLE STANDBY LETTER OF CREDIT IS SUBJECT TO THE
                   UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

                                    EXHIBIT C
                   TO THE IRREVOCABLE STANDBY LETTER OF CREDIT

IN THE EVENT THAT THE CHASE MERCHANT SERVICES, L.L.C. OR ANY PERMITTED TRANSFEREE ("BENEFICIARY") WERE TO MAKE A DRAW UPON EITHER OF THE IRREVOCABLE STANDBY LETTERS OF CREDIT PROCURED ON BEHALF OF NORWEGIAN CRUISE LINE LIMITED IN RELATION TO THE MERCHANT SERVICES BANKCARD AGREEMENT DATED 2ND APRIL 2003 BETWEEN THE BENEFICIARY, JPMORGAN CHASE AND NORWEGIAN CRUISE LINE LIMITED, THEN THE BENEFICIARY WOULD UNDERTAKE TO DRAW ON THE IRREVOCABLE STANDBY LETTERS OF CREDIT ON A PRO RATA BASIS, I.E. 80PCT OF THE TOTAL DRAW AMOUNT UPON THE IRREVOCABLE STANDBY LETTER OF CREDIT ISSUED BY THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("HSBC") AND 20PCT OF THE TOTAL DRAW AMOUNT UPON THE IRREVOCABLE STANDBY LETTER OF CREDIT ISSUED BY DEN NORSKE BANK ("DNB"). IF, HOWEVER, THE IRREVOCABLE LETTER OF CREDIT ISSUED BY THAT INSTITUTION IS CANCELLED AND THE OTHER IRREVOCABLE LETTER OF CREDIT REMAINS IN FULL FORCE AND EFFECT, THEN UPON THE EFFECTIVE DATE OF SUCH CANCELLATION, THE BENEFICIARY WILL BE ALLOWED TO DRAW UP TO 100PCT OF THE UNDRAWN AMOUNT OF THE REMAINING IRREVOCABLE LETTER OF CREDIT.

IF HSBC OR DNB SOULD, FOR WHATEVER REASON, FAIL TO HONOR THEIR PORTION OF ANY PRO RATA DRAWING, THEN THE OTHER INSTITUTION'S, HSBC OR DNB, AS THE CASE MAY BE, OBLIGATION TO HONOR ITS RESPECTIVE PORTION OF SUCH PRO RATA DRAWING IS NOT REMOVED AND CONTINUES AS AN ABSOLUTE OBLIGATION PURSUANT TO THE APPLICABLE IRREVOCABLE LETTER OF CREDIT.

FURTHER, BOTH HSBC AND DNB MUST CONTINUE TO MEET THE CRITERIA ESTABLISHED IN
SECTION 20.1 OF THE MERCHANT SERVICES BANKCARD AGREEMENT. SHOULD EITHER OF THESE INSTITUTIONS FAIL TO MEET THESE CRITERIA, THEN THE IRREVOCABLE LETTERS OF CREDIT ISSUED BY THEM WILL NOT QUALIFY TOWARDS THE RESERVE REQUIREMENT AND CMS RETAINS THE RIGHT TO OBTAIN SUBSTITUTE COLLATERAL.

                                    EXHIBIT D
                   TO THE IRREVOCABLE STANDBY LETTER OF CREDIT
                       INSTRUCTION TO HSBC NEW YORK OFFICE

IF DRAFT DRAWN ON HSBC BANK USA, NEW YORK:

+ WE HEREBY ENGAGE WITH YOU THAT ALL DRAWINGS UNDER AND IN COMPLICANCE WITH THE
  TERMS OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT (INCLUDING ITS EXHIBITS) WILL BE DULY HONOURED BY US AND WITHIN 7 BUSINESS DAYS AFTER RECEIPT OF YOUR SWIFT/TESTED TELEX.

WE UNDERTAKE TO REIMBURSE YOU IN ACCORDANCE WITH YOUR INSTRUCTIONS.

--------------------------------------------------------------------------------


-----------------------------------       --------------------------------------
           RELEASED BY                            AUTHORIZED SIGNATURE(S)
                                                  500-340062-000.02-2127-0

SENDING TID                               HSBCHKHHBHKH
DESTINATION                               MRMDUS33
                                          HSBC BANK USA
                                          LETTER OF CREDIT NEW YORK
                                          LETTER OF CREDIT
                                          HSBC TOWER 452 FIFTH AVENUE
                                          NEW YORK, NY  10018  U S A
MESSAGE TYPE                              707 AMENDMENT OF A DOCUMENTARY CREDIT
PRIORITY                                  Normal


---------------- ---------------------------- ----------------------------------
FLD              TEXT                         CONTENTS
---------------- ---------------------------- ----------------------------------

20:              OUR REF:                     SDCHKH252020
21:              YOUR REF:                    NONREF
31C:             DATE OF ISSUE:               030926
30:              DATE OF AMENDMENT:           040426
26E:             NO OF AMENDMENT:             01
59:              BENEFICIARY:                 CHASE MERCHANT SERVICES, L.L.C.
                                              265 BROAD HOLLOW ROAD
                                              MELVILLE, NY 11747 USA
79:              OTHER AMENDMENTS:
                 .ADDITIONAL CONDITIONS
                 INSERT:
                 + AMEND APPLICANT'S NAME AS FOLLOW:
                   NCL CORPORATION LTD.
                 + THIS AMENDMENT IS SUBJECT TO BENEFICIARY'S CONSENT, PLEASE
                   URGENTLY CONFIRM BENEFICIARY'S ACCEPTANCE/NON-ACCEPTANCE TO THIS AMENDMENT BY RETURN SWIFT/TESTED TELEX. YOUR CABLE CHARGES ACCOUNT BENEFICIARY.


--------------------------------------------------------------------------------


------------------------------          ----------------------------------------
           RELEASED BY                         AUTHORIZED SIGNATURE(S)

V001.02                         2117          500-340062-001.02-2117-1

DNB NOR
         Letter of Credit Number DnBs/2004/055


                      IRREVOCABLE STANDBY LETTER OF CREDIT

Irrevocable Standby Letter of Credit
Our reference number: DnBs/2004/055
Transaction date: 23rd April 2004
(This Letter of Credit supersedes our
Letter of Credit Reference Number: DnBS/2003/135
dated 26th September 2003)

Beneficiary (the "Beneficiary"):
Chase Merchant Services, L.L.C.
265 Broad Hollow Road
Melville, NY  11747
Attention:        Stephen McDermott

Dear Sirs:

We hereby issue this Irrevocable Standby Letter of Credit in favor of Chase Merchant Services, L.L.C. and its permitted successors or assigns (as set forth below) for the account of NCL Corporation, Ltd. of Reid Hall, 3 Reid Street, Hamilton HM11, Bermuda, which is available upon presentation of Beneficiary's draft(s) at sight drawn on DnB NOR Bank ASA (as successor in title to Den norske Bank ASA), Singapore Branch or DnB NOR Bank ASA, New York Branch bearing the clause "Drawn Under Irrevocable Standby Letter of Credit No. DnBs/2004/055 of DnB NOR Bank ASA, Singapore Branch" up to an aggregate amount of U.S. Dollars $20,000,000.00 (USD twenty million).

Draft(s) submitted must be presented in the form of Exhibit B hereto purportedly signed by an authorized representative of the Beneficiary and in accordance with Exhibit C.

This Irrevocable Standby Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified, amended, or amplified by reference to any facts now known to the undersigned or hereafter made known to the undersigned or to any document, instrument or agreement in which this Irrevocable Standby Letter of Credit is referred to or to which this Irrevocable Standby Letter of Credit relates, and no such reference shall be deemed to incorporate herein by reference any document, instrument or agreement.

Our obligation under this Irrevocable Standby Letter of Credit shall be absolute and shall not be affected by any circumstance, claim or defense (real or personal), setoff or counterclaim of NCL Corporation, Ltd. or any other person as to the enforceability of the Merchant Services Bankcard Agreement referenced herein, it being understood that our obligations shall be that of a primary obligor, and not that of a surety or guarantor.



DnB Nor Bank ASA, Singapore Branch Address 8 Shenton Way, #48-02 Temasek Tower, Singapore 068811
Telephone +65 6220 6144 Fax +65 6224 9743 www.dnbnor.no

DNB NOR
         Letter of Credit Number DnBs/2004/055

         Partial drawings:  Allowed, subject to Exhibit C.

         Pro rata drawings: Required, as described in and in accordance with Exhibit C.

This Irrevocable Standby Letter of Credit is transferable in its entirety (but not in part) to JPMorgan Chase Bank, Chase Merchant Ventures, Inc. or First Data Merchant Services Corporation only, unless Beneficiary obtains the prior written consent of DnB NOR Bank ASA, Singapore Branch. A transfer of this Irrevocable Standby Letter of Credit to a transferee shall be effected by the presentation to us of this Irrevocable Standby Letter of Credit accompanied by a certificate duly executed and substantially in the form set forth as Exhibit A to this Irrevocable Standby Letter of Credit.

Drafts must be presented to DnB NOR Bank ASA, Singapore Branch, 8 Shenton Way, #48-02 Temasek Tower, Singapore 068811 or DnB NOR Bank ASA, New York Branch, 200 Park Avenue, 31st Floor New York, N.Y. 10166-0396, USA on or before expiry date 2 April 2008 unless this Irrevocable Standby Letter of Credit prior to such date has been cancelled by written notice to the Beneficiary. Such cancellation can only take place on the date falling three hundred and sixty four (364) days from 26 September 2003, or on the last day of each subsequent period of three hundred and sixty four (364) days, with minimum 60 days prior written notice sent by certified mail, return receipt requested, or by overnight delivery with a courier of national reputation which tracks receipt, to Beneficiary at: 265 Broad Hollow Road, Melville, New York 11747, Attention: Vice President - Risk Management, with a copy to: General Counsel's Office at 3975 N.W. 120th Avenue, Coral Springs, Florida 33065.

If draft drawn on DnB NOR Bank ASA, New York Branch, see Exhibit D hereto.

We hereby engage with you that drafts drawn in conformity with the terms of this Irrevocable Standby Letter of Credit (including its Exhibits) will be duly honoured on presentation. Please advise us all drawings immediately by telecommunication, swift/cable charges are for the account of Beneficiary. All banking charges outside Singapore are for the account of Beneficiary.

DNB NOR
         Letter of Credit Number DnBs/2004/055

This Irrevocable Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500.

Confirmation Instructions:  Without

                                 Authorized Signature





                                 ----------------------------------------------
                                 Grete Lekven                       Daniel Pang

                                 DnB NOR Bank ASA, Singapore Branch

DNB NOR
         Letter of Credit Number DnBs/2004/055

                                    EXHIBIT A
                   TO THE IRREVOCABLE STANDBY LETTER OF CREDIT
                            INSTRUCTIONS TO TRANSFER


                                                                    , 20
                                                          ----------    ----

Re:      Irrevocable Standby Letter of Credit No. DnBs/2004/055

Gentlemen:

         The undersigned is named as a beneficiary in the Irrevocable Standby Letter of Credit referred to above (the "Standby Letter of Credit"). The undersigned now wishes to transfer to the Transferee named below, all rights of the undersigned to draw under the Standby Letter of Credit.



                                                   -------------------------
                                                   Name of Transferee



                                                   -------------------------
                                                           Address



         Therefore, for value received, the undersigned hereby Irrevocably instructs you to transfer to such Transferee all rights of the undersigned to draw under the Standby Letter of Credit. Such Transferee shall hereafter have rights as a beneficiary under the Standby Letter of Credit.

         Original of the Standby Letter of Credit is enclosed herewith.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the day of ,20 .

                                               Chase Merchant Services, L.L.C.



                                                By:
                                                   -------------------------
                                                   Title

DNB NOR
         Letter of Credit Number DnBs/2004/055


         The undersigned, [Name of Transferee], hereby accepts the foregoing transfer of rights under the Standby Letter of Credit.

                                               [NAME OF TRANSFEREE]



                                                By:
                                                   -------------------------
                                                   Title

                                                   Address:

                                                  [Insert address]

DNB NOR
         Letter of Credit Number DnBs/2004/055


                                    EXHIBIT B
                   TO THE IRREVOCABLE STANDBY LETTER OF CREDIT

                             INSTRUCTION TO DRAWDOWN

Drawn under                      , Irrevocable Standby Letter of Credit
No. DnBs/2004/055, US Dollars                   , in accordance with Exhibit C
to such Irrevocable Standby Letter of Credit, for the purpose of paying and/or assuring future payment of chargebacks, credit transactions and any other amounts due from NCL Corporation, Ltd. under the Merchant Services Bankcard Agreement (including all appendices and amendments thereto) dated 2 April 2003 as amended by a letter dated 9 March 2004, between Chase Merchant Services, L.L.C., JPMorgan Chase Bank ("Bank") and NCL Corporation, Ltd. ("Agreement") currently and/or contingently, to Beneficiary and Bank, or either of them. "Chargeback" and "credit transaction" shall have the meanings ascribed to such terms in the Agreement.

                                       Authorized Signature


                                       ----------------------------------------
                                       (print name)

DNB NOR
         Letter of Credit Number DnBs/2004/055


                                    EXHIBIT C
                   TO THE IRREVOCABLE STANDBY LETTER OF CREDIT

In the event that the Chase Merchant Services, L.L.C. or any permitted transferee ("Beneficiary") were to make a draw upon either of the irrevocable standby letters of credit procured on behalf of NCL Corporation, Ltd. in relation to the Merchant Services Bankcard Agreement dated 2 April 2003 as amended by a letter dated 9 March 2004 between the Beneficiary, JPMorgan Chase and NCL Corporation, Ltd., then the Beneficiary would undertake to draw on the irrevocable standby letters of credit on a pro rate basis, i.e., 80% of the total draw amount upon the irrevocable standby letter of credit issued by The Hongkong and Shanghai Banking Corporation Limited ("HSBC") and 20% of the total draw amount upon the irrevocable standby letter of credit issued by DnB NOR Bank AM, Singapore Branch ("DnB NOR"). If, however, the irrevocable letter of credit issued by that institution is cancelled and the other irrevocable letter of credit remains in full force and effect, then upon the effective date of such cancellation, the Beneficiary will be allowed to draw up to 100% of the undrawn amount of the remaining irrevocable letter of credit.

If HSBC or DnB NOR should, for whatever reason, fail to honor their portion of any pro rata drawing, then the other institution's, HSBC or DnB NOR, as the case may be, obligation to honor its respective portion of such pro rata drawing is not removed and continues as an absolute obligation pursuant to the applicable irrevocable letter of credit.

Further, both HSBC and DnB NOR must continue to meet the criteria established in
Section 20.1 of the Merchant Services Bankcard Agreement. Should either of these institutions fail to meet these criteria, then the irrevocable letters of audit issued by them will not qualify towards the reserve requirement and CMS retains the right to obtain substitute collateral.

                                         Acknowledged and agreed:

                                         Chase Merchant Services, L.L.C.

                                         By:
                                            -----------------------------------

                                         Name:
                                              ---------------------------------

                                         Title:
                                               --------------------------------

                                         Date:
                                              ---------------------------------

DNB NOR
         Letter of Credit Number DnBs/2004/055


                                    EXHIBIT D
                   TO THE IRREVOCABLE STANDBY LETTER OF CREDIT

                INSTRUCTION TO DNB NOR BANK ASA; NEW YORK BRANCH

If draft drawn on DnB NOR Bank ASA, New York Branch, we hereby engage with you that all drawings under and in compliance with the terms of this Irrevocable Standby Letter of Credit (including its exhibits) will be duly honoured by us and within 7 business days after receipt of your Swift-Tested Telex. We undertake to reimburse you in accordance with your instructions.